EXHIBIT 10.2
IRON MOUNTAIN INCORPORATED
EXECUTIVE DEFERRED COMPENSATION PLAN
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SECOND AMENDMENT TO 2008 RESTATEMENT
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Iron Mountain Incorporated (the “Company”) hereby amends the Iron Mountain Incorporated Executive Deferred Compensation Plan, as most recently amended and restated as of January 1, 2008 and as previously amended (the “Plan”).
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1.Section 6.1(c) of the Plan shall be clarified by adding the following new sentence at the end thereof.
An election made by a participant pursuant to the second sentence of Section 6.1(a) may apply to a choice as to the form of payment pursuant to this Section 6.1(c), as well as the commencement date of payment, subject to such restrictions as are specified in that sentence.
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2.Except as hereinabove specifically amended, all provisions of the Plan, as previously amended, shall continue in full force and effect; provided, however, that the Company hereby reserves the power from time to time to further amend the Plan.
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IN WITNESS WHEREOF, the Company has caused this Second Amendment to 2008 Restatement to be executed in its name and on its behalf this 8th of June, 2011.
IRON MOUNTAIN INCORPORATED
By:    /s/ Anne Drapeau

{B1245340; 1}
4832-8221-6173, v.1